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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                    FORM 8-K

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                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)               April 15, 1996

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                           JCP MASTER CREDIT CARD TRUST
                           (Issuer of the Certificates)

                               JCP RECEIVABLES, INC.
              (Exact name of registrant as specified in its charter)


         Delaware                    0-17270                    75-2231415
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)

       5001 Spring Valley Road
       Dallas, Texas                                           75244
(Address of principal executive offices)                    (Zip Code)

(Registrant's telephone number, including area code):  (214) 960-4611

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Item 7. Financial Statements and Exhibits.
        ---------------------------------

The following are filed as Exhibits to this Report:

     99.1 Monthly Certificateholders' Statement - Series B for the month ended March 31, 1996.

     99.2 Monthly Certificateholders' Statement - Series C for the month ended March 31, 1996.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JCP RECEIVABLES, INC.

Date:  April 15, 1996                 By:  /s/Catherine A. Walther
                                           -----------------------
                                           Catherine A. Walther
                                           President

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                           INDEX TO EXHIBITS

Exhibit
Number              Exhibit
- ------              -------

99.1 Monthly Certificateholders' Statement - Series B for the month ended March 31, 1996.

99.2 Monthly Certificateholders' Statement - Series C for the month ended March 31, 1996.

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